SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION OF EACH OF THE LISTED FUNDS

Xtrackers California Municipal Bond ETF (CA)
Xtrackers Municipal Infrastructure Revenue Bond ETF (RVNU)
Xtrackers US 0-1 Year Treasury ETF (TRSY)

Effective January 1, 2025, the following disclosure is added for each fund under the “Part II: Management of the Funds” section of the Statement of Additional Information:
In rendering investment advisory services, the Advisor may use the resources of one or more foreign (non-US) affiliates that are not registered under the Investment Advisers Act of 1940, as amended (the Advisers Act), to provide portfolio management and research services to a fund. Under a Participating Affiliates Agreement, an affiliate may be considered a Participating Affiliate of the Advisor as that term is used in relief granted by the staff of the SEC allowing US-registered advisers to use investment advisory and trading resources of unregistered advisory affiliates subject to the regulatory supervision of the registered adviser. A Participating Affiliate and any of their respective employees who provide services to a fund are considered under a Participating Affiliate Agreement to be an “associated person” of the Advisor as that term is defined in the Advisers Act for purposes of the Advisor's required supervision.
Please Retain This Supplement for Future Reference
December 20, 2024
SAISTKR24-31